UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008.

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	000-52748	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana	70401
(Address of principal executive office)	(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Loy F. Weaver elected to retire as Executive Vice President of First Guaranty Bancshares, Inc. on January 28, 2008.  In addition, Mr. Weaver resigned as the North Louisiana Area President of First Guaranty Bank and as a member of the First Guaranty Bank Board of Directors.

Item 5.05 – Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 25, 2008, the Board of Directors adopted the First Guaranty Bancshares, Inc. and Subsidiary Code of Conduct and Ethics for Employees, Officers and Directors, attached as Exhibit 14.1.  In addition, the Board of Directors also adopted the First Guaranty Bancshares, Inc. Code of Ethics for Senior Financial Officers, attached as Exhibit 14.2.

Item 8.01 – Other Events.

On January 25, 2008, the Board of Directors of First Guaranty Bancshares, Inc. formed an Audit Committee and appointed William K. Hood as Chairman and Marshall T. Reynolds and Alton B. Lewis as members.   The Board also formed a Nominating and Corporate Governance Committee and appointed Marshall T. Reynolds as Chairman and William K. Hood and Alton B. Lewis as members.  The Board adopted a Charter of the Audit Committee of the Board of Directors of First Guaranty Bancshares, Inc., attached as Exhibit 99.1, and the First Guaranty Bancshares, Inc. Nominating and Corporate Governance Committee Charter, attached as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits.

Exhibit
Number	Description

Exhibit 14.1	First Guaranty Bancshares, Inc. and Subsidiary Code of Conduct and Ethics for Employees, Officers and Directors.

Exhibit 14.2	First Guaranty Bancshares, Inc. Code of Ethics for Senior Financial Officers.

Exhibit 99.1	Charter of the Audit Committee of the Board of Directors of First Guaranty Bancshares, Inc.

Exhibit 99.2	First Guaranty Bancshares, Inc. Nominating and Corporate Governance Committee Charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)

Date: January 31, 2008	By:	/s/ Michele E. LoBianco
Michele E. LoBianco
Secretary and Treasurer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 14.1	First Guaranty Bancshares, Inc. and Subsidiary Code of Conduct and Ethics for Employees, Officers and Directors.

Exhibit 14.2	First Guaranty Bancshares, Inc. Code of Ethics for Senior Financial Officers.

Exhibit 99.1	Charter of the Audit Committee of the Board of Directors of First Guaranty Bancshares, Inc.

Exhibit 99.2	First Guaranty Bancshares, Inc. Nominating and Corporate Governance Committee Charter.